UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2018 (March 28, 2018)

TIBERIUS ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38422	81-0824240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 3601 N Interstate 10 Service Rd W
Metairie, LA 70002
 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (504)881-1060

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K of Tiberius Acquisition Corporation (the “Company”), on March 20, 2018, the Company consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”), each Unit consisting of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and one warrant (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share, pursuant to the registration statement on Form S-1, as amended (File No. 333-223098). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. The Company had granted Cantor Fitzgerald & Co. (“Cantor”), the representative of the several underwriters in the IPO, a 45-day option to purchase up to 2,250,000 additional Units to cover over-allotments, if any (the “Over-Allotment Units”). On March 28, 2018, Cantor exercised the option in full and purchased an aggregate of 2,250,000 Over-Allotment Units, which were sold at an offering price of $10.00 per Over-Allotment Unit, generating gross proceeds of $22,500,000.

As previously reported on a Current Report on Form 8-K of the Company, on March 20, 2018, simultaneously with the consummation of the IPO, the Company issued a convertible promissory note to Lagniappe Ventures LLC (the “Sponsor”) with a principal amount of $1,500,000 and no interest (the “Sponsor Note”). On March 28, 2018, in connection with the underwriters’ exercise of the over-allotment option in full, the Company issued another promissory note to the Sponsor with a principal amount of $225,000 and no interest (the “Second Note”; together with the Sponsor Note, the “Sponsor Notes”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference. The Sponsor Notes shall be repaid or converted into warrants of the Company, at the Sponsor’s discretion, only upon consummation of the Company’s initial business combination.

As previously reported on a Current Report on Form 8-K of the Company, on March 20, 2018, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 4,500,000 warrants (the “Private Placement Warrants”), which were sold to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $4,500,000.

A total of $174,225,000 of the proceeds from the sale of Units in the IPO (including the Over-Allotment Units), the Sponsor Notes and the Private Placement Warrants was placed in a U.S.-based trust account established for the benefit of the Company’s public stockholders.

An audited balance sheet as of March 20, 2018 reflecting receipt of the proceeds from the IPO, the Sponsor Note and the Private Placement on March 20, 2018, but not the proceeds from the sale of the Over-Allotment Units or the Second Note on March 28, 2018, had been prepared by the Company and previously filed on a Current Report on Form 8-K on March 26, 2018. The Company’s unaudited pro forma balance sheet as of March 28, 2018, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the Second Note on the same day is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company announcing the consummation of the sale of the Over-Allotment Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Sponsor Promissory Note, dated March 28, 2018
99.1	Pro Forma Balance Sheet
99.2	Press Release, dated March 28, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIBERIUS ACQUISITION CORPORATION

	By:	/s/ Michael T. Gray
Name: Michael T. Gray
Title: Chief Executive Officer

Dated: April 3, 2018